UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                     April 3, 2006
Lakes Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 449-9092
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
Letter of Settlement
Letter Agreement
Letter Agreement

Item 1.01 Entry into a Material Definitive Agreement
     Effective as of April 3, 2006, Lakes Entertainment, Inc. (“Lakes”) and the Kickapoo Traditional Tribe of Texas (“Kickapoo Tribe”) entered into a Letter of Settlement (“Settlement Agreement”) pursuant to which, among other things, the Kickapoo Tribe:
•	paid $2,551,320.88 to Lakes;

•	paid $648,776.61 into escrow to be released to Lakes’ subsidiary, Borders Land Company, at such time as Lakes transfers title to certain real estate located in Maverick County, Texas owned by Lakes or its subsidiaries to the Kickapoo Tribe;

•	agreed to return certain specified product to Lakes at Lakes’ cost and expense;

•	agreed to pay all amounts owing to certain specified vendors;

•	released Lakes from any liability for payment of such amounts; and

•	indemnified Lakes for claims, damages or liability arising out of the Kickapoo Tribes’ failure to pay such amounts.
Under the terms of the Settlement Agreement, Lakes agreed to (1) notify specified vendors to contact and deal with the Kickapoo Tribe regarding outstanding invoices, and that Lakes no longer has any type of interest in the Kickapoo Lucky Eagle Casino; (2) cooperate with the Kickapoo Tribe in providing further information relating to the Kickapoo Lucky Eagle Casino as requested by the Kickapoo Tribe; and (3) transfer to the Kickapoo Tribe all rights and interests to certain specified domain names. A copy of the Settlement Agreement with the Kickapoo Tribe is attached to this Current Report on Form 8-K as Exhibit 10.1. Lakes and the Kickapoo Tribe confirmed that the agreements identified in Item 1.02 below were deemed terminated effective April 3, 2006, in a letter agreement dated April 5, 2006, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2.
Item 1.02 Termination of a Material Definitive Agreement
     The following agreements were terminated effective as of April 3, 2006 as a result of entering into the Settlement Agreement described in Item 1.01 above:
•	Gaming Operations Consulting Agreement by and between KTTT Enterprises, a wholly-owned subsidiary of and a governmental instrument of the Kickapoo Traditional Tribe of Texas, a federally-recognized Indian Tribe, and Lakes Kickapoo Consulting, LLC, a Minnesota limited liability company, dated January 19, 2005.

•	Tribal Agreement by and between Kickapoo Traditional Tribe of Texas, a federally-recognized Indian Tribe, and Lakes Kickapoo Consulting, LLC, a Minnesota limited liability company, dated January 19, 2005.

•	KTTT Note by KTTT Enterprises, a wholly-owned subsidiary of and a governmental instrument of the Kickapoo Traditional Tribe of Texas, a federally recognized Indian Tribe, in favor of Lakes Kickapoo Consulting, LLC, a Minnesota limited liability company, dated January 19, 2005.

•	Security Agreement by and between KTTT Enterprises, a wholly-owned subsidiary of and a governmental instrument of the Kickapoo Traditional Tribe of Texas, a federally-recognized Indian Tribe, and Lakes Kickapoo Consulting, LLC, a Minnesota limited liability company, dated January 19, 2005.

•	Tribal Agreement by and between Kickapoo Traditional Tribe of Texas, a federally-recognized Indian Tribe, and Lakes Kickapoo Management, LLC, a Minnesota limited liability company, dated January 19, 2005.

•	Management Agreement for a Gaming Facility and Related Ancillary Facilities by and between KTTT Enterprises, a wholly-owned subsidiary of and a governmental instrument of the Kickapoo Traditional Tribe of Texas, a federally-recognized Tribe, in favor of Lakes Kickapoo Management, LLC, a Minnesota limited liability company, dated January 19, 2005.

•	Operating Note by KTTT Enterprises, a wholly-owned subsidiary of and a governmental instrument of the Kickapoo Traditional Tribe of Texas, a federally-recognized Indian Tribe, in favor of Lakes Kickapoo Management, LLC, a Minnesota limited liability company, dated January 19, 2005.

•	Security Agreement by and between KTTT Enterprises, a wholly-owned subsidiary of and a governmental instrument of the Kickapoo Traditional Tribe of Texas, a federally-recognized Indian Tribe, and Lakes Kickapoo Management, LLC, a Minnesota limited liability company, dated January 19, 2005.
     Lakes entered into consulting agreements and management contracts with the Kickapoo Tribe effective as of January 2005 to improve the performance of the Kickapoo Tribe’s existing Lucky Eagle Casino in Eagle Pass, Texas, located approximately 140 miles southwest of San Antonio. The relationship between Lakes and the Kickapoo Tribe had begun to deteriorate during the third quarter of fiscal 2005 and ended with a decision to terminate the business relationship due to different ideas on how to proceed with the project in November 2005. Lakes and the Kickapoo Tribe entered into the gaming operations consulting agreement and a separate management contract in December 2004, as amended and restated in March 2005, effective as of January 19, 2005. Lakes also committed to provide advances to the Kickapoo Tribe of up to $2.0 million for business improvement purposes. As of January 1, 2006, Lakes had advanced approximately $2.3 million to the Kickapoo Tribe. Additionally, unpaid invoices related to the project total approximately $3.9 million, some or all of which Lakes may have had to pay. Refer to Item 1.01 above for a description of the terms of the Settlement Agreement. No penalties were incurred by Lakes in connection with terminating the various contracts and agreements with the Kickapoo Tribe.

A Consulting Agreement by and among Kevin M. Kean, Lakes Kickapoo Consulting, LLC, a Minnesota limited liability company and Lakes Kickapoo Management, LLC, a Minnesota limited liability company, dated June 2, 2005, was also terminated effective as of April 3, 2006, pursuant to its terms, as a result of the termination of Lakes’ agreements with the Kickapoo Tribe. No penalties were incurred by Lakes in connection with terminating this consulting agreement. Lakes confirmed the termination of the consulting agreement with a letter dated April 6, 2006 sent to Mr. Kean, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3.
Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

10.1	Letter of Settlement dated March 11 and 17, 2006 but effective as of April 3, 2006 between Lakes Entertainment, Inc. and the Kickapoo Traditional Tribe of Texas.

10.2	Letter Agreement dated April 6, 2006 between Lakes Entertainment, Inc. and the Kickapoo Traditional Tribe of Texas.

10.3	Letter Agreement dated April 6, 2006 between Lakes Entertainment, Inc. and Kevin M. Kean.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC.
(Registrant)

Date: April 7, 2006	/s/ Timothy J. Cope

Name: Timothy J. Cope Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter of Settlement dated March 11 and 17, 2006 but effective as of April 3, 2006 between Lakes Entertainment, Inc. and the Kickapoo Traditional Tribe of Texas.

10.2	Letter Agreement dated April 6, 2006 between Lakes Entertainment, Inc. and the Kickapoo Traditional Tribe of Texas.

10.3	Letter Agreement dated April 6, 2006 between Lakes Entertainment, Inc. and Kevin M. Kean.